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                                                       Deutsche Asset Management

Real Estate Securities Fund - Class A and B Shares
Real Estate Securities Fund - Institutional Class

Supplement dated July 29, 2002 to the Prospectuses dated May 1, 2002

The following additional language appears at the end of the 'Investment Advisor and Sub-Advisor' section included under 'Management of the Fund':

At its June 2002 meeting, the Fund's Board of Directors approved merging the Fund into the RREEF Real Estate Securities Fund (the 'RREEF Fund'), subject to shareholder approval. The RREEF Fund has substantially the same investment objective, policies and expenses as the Fund, and is advised by RREEF America LLC, a wholly-owned subsidiary of Deutsche Bank AG and an affiliate of the Fund's Advisor. The Fund's shareholders will consider and vote on the proposed merger at a meeting to be held on October 17, 2002. In connection with this action, the Board also approved the Fund's Advisor taking responsibility for the day to day management of the Fund, effective August 31, 2002, utilizing portfolio managers who are employees of both the Advisor and RREEF America, LLC. At that time, the sub-advisory agreement by and among the Fund, the Advisor and LaSalle Investment Management (Securities) L.P., the Fund's current sub-advisor, will terminate.






               Please Retain This Supplement for Future Reference


Real Estate Securities Fund, Inc.
SUPPBDRE (07/02)
CUSIPs:  75600Q108
         75600Q207
         75600Q306
811-8500


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